CDC NVEST LARGE CAP GROWTH FUND

Supplement dated June 20, 2003 to the CDC Nvest Equity Funds Classes A, B and C and Class Y Prospectuses, each dated May 1, 2003, each as may be supplemented from time to time

On June 12, 2003, the Board of Trustees (the "Trustees") of CDC Nvest Funds Trust I approved an Agreement and Plan of Reorganization (the "Agreement") between CDC Nvest Large Cap Growth Fund ("Large Cap Growth Fund") and Loomis Sayles Growth Fund ("Growth Fund") pursuant to which the Growth Fund would acquire all assets and assume all liabilities of the Large Cap Growth Fund in exchange for shares of the Growth Fund, to be followed immediately by the distribution of Growth Fund shares to the shareholders of the Large Cap Growth Fund in complete liquidation of the Large Cap Growth Fund. Therefore, shareholders of the Large Cap Growth Fund would become shareholders of the Growth Fund by effectively having their Large Cap Growth Fund shares exchanged for shares of the same class of the Growth Fund. The transaction is subject to the approval of the shareholders of the Large Cap Growth Fund. A special meeting of Large Cap Growth Fund shareholders ("Special Meeting") is scheduled to be held on or about November 11, 2003 to consider the approval of the Agreement. Shareholders of the Growth Fund are not being asked to approve the transaction.

It is expected that the transaction will be treated as a tax-free reorganization at both the fund and shareholder level. If, as expected, the transaction is tax-free, the Growth Fund will inherit any unrealized appreciation (or depreciation) on assets contributed by the Large Cap Growth Fund (after the realization of any gains or losses from the sale of assets by the Large Cap Growth Fund prior to the transaction, including sales made in anticipation of the transaction). In addition, Large Cap Growth Fund shareholders will own shares of the Growth Fund and would therefore eventually be allocated a proportionate share of any taxable gains realized by the Growth Fund and not distributed to Growth Fund shareholders prior to the transaction. On the shareholder level, after the merger, Large Cap Growth Fund shareholders will have the same aggregate tax basis in the Growth Fund shares they receive as they will have had in the Large Cap Growth Fund shares they exchange. In addition, Large Cap Growth Fund shareholders will have a holding period in the Growth Fund shares they receive in the exchange equal to the holding period of the Large Cap Growth Fund shares exchanged (provided that such shareholders have held their Large Cap Growth Fund shares as capital assets). Shareholders should consult their tax advisers regarding other possible tax consequences of the transaction, including possible state and local tax consequences.

A notice of the Special Meeting, a Prospectus/Proxy Statement describing the proposed transaction and a proxy card are expected to be mailed to shareholders of record as of September 15, 2003 of the Large Cap Growth Fund in September 2003. If the Agreement is approved by Large Cap Growth Fund shareholders and certain other conditions required by the Agreement are satisfied, the transaction is expected to occur on or around November 14, 2003 ("Transaction Date").

Prior to the Transaction Date, shareholders may redeem their shares of their Fund pursuant to the procedures set forth under in their Fund's Prospectuses. Such redemptions will be subject to any applicable sales charges, including contingent deferred sales charges. Shareholders may also exchange their shares for shares of the same class of any other CDC Nvest Fund that offers that class, as described under "Fund Services - Exchanging Shares" in the Large Cap Growth Fund's Prospectus. Such an exchange will not result in any sales charge. For federal income tax purposes, an exchange of Fund shares for shares of another mutual fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax adviser for more information on his or her own situation.

Effective October 15, 2003, CDC IXIS Asset Management Distributors, L.P., the distributor for the Large Cap Growth Fund, will no longer accept new investments for the Large Cap Growth Fund. Effective November 12, 2003, CDC IXIS Asset Management Distributors, L.P. will no longer accept additional investments from current shareholders of the Large Cap Growth Fund, including additional investments through automatic or systematic investment plans.

PROSPECTUS CHANGES

Effective May 30, 2003 Brian A. Grove no longer serves as co-portfolio manager of the Large Cap Growth Fund. William R. Berger and Curt E. Rohrman continue to serve as co-portfolio managers of the Large Cap Growth Fund.

                                                                      SP189-0603